Exhibit 10.3
WAIVER
TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
THIS WAIVER TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Waiver”) is made and entered into effective as of November 3, 2010 (the “Effective Date”), by and among (a) GLOBAL INDUSTRIES, LTD., a Louisiana corporation (the “Parent”), GLOBAL OFFSHORE MEXICO, S. DE R.L. DE C.V., a Mexican sociedad de responsabilidad limitada de capital variable (the “Mexican Borrower”), and GLOBAL INDUSTRIES INTERNATIONAL, L.L.C., a Louisiana limited liability company, in its capacity as general partner of GLOBAL INDUSTRIES INTERNATIONAL, L.P., a Cayman Islands exempted limited partnership (the “Cayman Borrower” and together with the Parent and the Mexican Borrower, each a “Borrower” and collectively, the “Borrowers”), (b) the financial institutions parties hereto which are Lenders party to the Credit Agreement (as defined below); and (c) CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK (formerly known as Calyon New York Branch), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
PRELIMINARY STATEMENTS
     A. The Parent, the Mexican Borrower, the Cayman Borrower, the Administrative Agent and the lenders signatory thereto (the “Lenders”) are parties to that certain Third Amended and Restated Credit Agreement dated as of June 30, 2006 as amended by Amendment No. 1 thereto dated as of October 6, 2006, Amendment No. 2 thereto dated as of July 26, 2007, Amendment No. 3 thereto dated as of October 18, 2007, Amendment No. 4 and Waiver thereto dated as of November 7, 2008, Amendment No. 5 thereto dated as of February 25, 2009, and Amendment No. 6 thereto dated as of June 16, 2010 (as so amended, the “Credit Agreement”).
     B. The Borrowers have failed to comply with Section 6.15 (Minimum Fixed Charge Coverage Ratio) and Section 6.16 (Minimum Consolidated EBITDA) for the fiscal quarter ending September 30, 2010 (the “Waiver Defaults”).
     C. The parties hereto wish to enter into this Waiver to provide for a waiver of the Waiver Defaults as set forth herein.
     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:
ARTICLE I
DEFINITIONS
     1.01 Capitalized terms used in this Waiver are defined in the Credit Agreement, unless otherwise stated.

ARTICLE II
WAIVER
     The Borrowers hereby acknowledge the existence of the Waiver Defaults. The Administrative Agent and the Lenders hereby agree, subject to the terms and conditions of this Waiver, to waive the Waiver Defaults. The waiver by the Administrative Agent and the Lenders described in this Article II is contingent upon the satisfaction of the conditions precedent set forth below and is limited to the Waiver Defaults. Such waiver is limited to the extent described herein and shall not be construed to be a consent to or a permanent waiver of Section 6.15 or Section 6.16 of the Credit Agreement or any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or in any of the other Credit Documents. The Administrative Agent and the Lenders reserve the right to exercise any rights and remedies available to them in connection with any other present or future Defaults or Events of Default with respect to the Credit Agreement or any other provision of any Credit Document. The description herein of the Waiver Defaults is based upon the information available to the Administrative Agent and the Lenders on the date hereof and shall not be deemed to exclude the existence of any other Events of Default. The failure of the Lenders to give notice to the Borrowers or the Guarantors of any such other Events of Default is not intended to be nor shall be a waiver thereof.
ARTICLE III
CONDITIONS PRECEDENT
     3.01 Conditions to Effectiveness. This Waiver shall become effective as of the Effective Date upon the satisfaction of the following conditions precedent.
     (a) Documentation. The Administrative Agent shall have received the following, each dated on or before the Effective Date, in form and substance satisfactory to the Administrative Agent:
     (i) this Waiver duly executed by the Borrowers, the Administrative Agent and the Majority Lenders; and
     (ii) (A) the attached Acknowledgment and Reaffirmation of the US Guaranty duly executed by each US Guarantor and (B) the attached Acknowledgment and Reaffirmation of the Foreign Guaranty duly executed by each Foreign Guarantor.
     (b) Payment of Fees. The Borrowers shall have paid all costs and expenses which have been invoiced and are payable pursuant to Section 11.04 of the Credit Agreement.
ARTICLE IV
NO OTHER WAIVER
     Except as expressly provided in Article II, nothing contained herein shall be construed as a waiver by the Administrative Agent or any Lender of any covenant or provision of the Credit Agreement, the other Credit Documents, or of any other contract or instrument between any

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Borrower and the Administrative Agent or any Lender, and the failure of the Administrative Agent or any Lender at any time or times hereafter to require strict performance by each Borrower of any provision thereof shall not waive, affect or diminish any right of the Administrative Agent or any Lender to thereafter demand strict compliance therewith. The Administrative Agent and each Lender hereby reserves all rights granted under the Credit Agreement, the other Credit Documents and any other contract or instrument between any of them.
ARTICLE V
RATIFICATIONS, REPRESENTATIONS AND WARRANTIES
     5.01 Ratifications. The terms and provisions set forth in this Waiver shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Credit Documents, and, except as expressly modified and superseded by this Waiver, the terms and provisions of the Credit Agreement and the other Credit Documents are ratified and confirmed and shall continue in full force and effect. Each Borrower hereby agrees that all liens and security interests securing payment of the Obligations under the Credit Agreement are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations. Each Borrower, the Administrative Agent and the Lenders agree that the Credit Agreement, as modified hereby, and the other Credit Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.
     5.02 Representations and Warranties. Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (a) the execution, delivery and performance of this Waiver have been authorized by all requisite corporate action on the part of such Borrower and will not violate the applicable organization or governing documents of any Borrower; (b) after giving effect to this Waiver, the representations and warranties contained in the Credit Agreement, as modified hereby, and the other Credit Documents are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) after giving effect to this Waiver, no Default or Event of Default under the Credit Agreement, as modified hereby, has occurred and is continuing; (d) after giving effect to this Waiver, each Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as modified hereby, and the other Credit Documents; and (e) no Borrower has amended its applicable organizational or governing documents since the date of the Credit Agreement.
ARTICLE VI
MISCELLANEOUS PROVISIONS
     6.01 Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or the other Credit Documents, including, without limitation, any document furnished in connection with this Waiver, shall survive the execution and delivery of this Waiver, and no investigation by the Administrative Agent or any Lender shall affect the representations and warranties or the right of the Administrative Agent and Lenders to rely upon them.

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     6.02 Reference to Credit Agreement. Each of the Credit Agreement and the other Credit Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as modified hereby, are hereby amended so that any reference in the Credit Agreement and such other Credit Documents to the Credit Agreement shall mean a reference to the Credit Agreement as modified hereby.
     6.03 Expenses of the Administrative Agent. Each Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Administrative Agent in connection with any and all amendments, modifications, and supplements to the Credit Documents, including, without limitation, the reasonable costs and fees of the Administrative Agent’s legal counsel, and all costs and expenses incurred by the Administrative Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, as modified hereby, or any other Credit Documents, including, without, limitation, the costs and fees of the Administrative Agent’s legal counsel.
     6.04 Severability. Any provision of this Waiver held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Waiver and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
     6.05 Successors and Assigns. This Waiver is binding upon and shall inure to the benefit of the Administrative Agent, the Lenders and Borrowers and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent.
     6.06 Counterparts. This Waiver may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. This Waiver may be executed by facsimile signature and all such signatures shall be effective as originals.
     6.07 Effect of Waiver. No consent or waiver, express or implied, by the Administrative Agent to or for any breach of or deviation from any covenant or condition by any Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.
     6.08 Headings. The headings, captions, and arrangements used herein are for convenience only and shall not affect the interpretation of this Waiver.
     6.09 Applicable Law. THIS WAIVER SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
[Remainder of page intentionally left blank. Signatures on following pages.]

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IN WITNESS WHEREOF, each of the parties hereto has executed this Waiver as of the date first above-written.

PARENT: GLOBAL INDUSTRIES, LTD.
By:	/s/ C. Andrew Smith
Name: C. Andrew Smith
Title: CFO

MEXICAN BORROWER: GLOBAL OFFSHORE MEXICO, S. DE R.L. DE C.V
By:	/s/ Russell Robicheaux
Name: Russell Robicheaux
Title: CAO & General Counsel

CAYMAN BORROWER: GLOBAL INDUSTRIES INTERNATIONAL, L.P.
By: Global Industries International, L.L.C., its general partner

By:	/s/ C. Andrew Smith
Name: C. Andrew Smith
Title: CFO

Signature Page to Waiver to
Third Amended and Restated Credit Agreement
Global Industries, Ltd.

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK (formerly known as Calyon New York Branch), as Administrative Agent, Issuing Bank, Swingline Bank and as a Lender
By:	/s/ Page Dillehunt
Name: Page Dillehunt
Title: Managing Director

By:	/s/ Michael Willis
Name: Michael Willis
Title: Managing Director
Signature Page to Waiver to
Third Amended and Restated Credit Agreement
Global Industries, Ltd.

LENDERS: WHITNEY NATIONAL BANK
By:	/s/ Mark S. McCullough
Name: Mark S. McCullough
Title: Vice President

Signature Page to Waiver to
Third Amended and Restated Credit Agreement
Global Industries, Ltd.

BNP PARIBAS
By:	/s/ Guillaume Deve
Name: Guillaume Deve
Title: Managing Director

By:	/s/ Kevin O’Hara
Name: Kevin O’Hara
Title: Director

Signature Page to Waiver to
Third Amended and Restated Credit Agreement
Global Industries, Ltd.

ACKNOWLEDGMENT AND REAFFIRMATION OF
SECOND AMENDED AND RESTATED US GUARANTY
Each of the undersigned (each a “US Guarantor” and collectively the “US Guarantors”) hereby (i) acknowledges receipt of a copy of the foregoing Waiver to Third Amended and Restated Credit Agreement dated as of November 3, 2010 among (a) GLOBAL INDUSTRIES, LTD., a Louisiana corporation, GLOBAL OFFSHORE MEXICO, S. DE R.L. DE C.V., a Mexican sociedad de responsabilidad limitada de capital variable, and GLOBAL INDUSTRIES INTERNATIONAL, L.L.C., a Louisiana limited liability company, in its capacity as general partner of GLOBAL INDUSTRIES INTERNATIONAL, L.P., a Cayman Islands exempted limited partnership, (b) the financial institutions parties thereto; and (c) CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK (formerly known as Calyon New York Branch), as administrative agent (in such capacity, the “Administrative Agent”) and (ii) reaffirms its obligations under the Second Amended and Restated US Guaranty dated as of June 30, 2006 by the US Guarantors in favor of the Administrative Agent for the benefit of the Beneficiaries (as defined therein).

GLOBAL INDUSTRIES, LTD.
By:	/s/ C. Andrew Smith
Name: C. Andrew Smith
Title: CFO

GIL HOLDINGS, L.L.C.
GLBL HOLDINGS, L.L.C.
GLOBAL DIVERS AND CONTRACTORS, L.L.C.
GLOBAL INDUSTRIES INTERNATIONAL, L.L.C.
GLOBAL INDUSTRIES OFFSHORE, L.L.C.
GLOBAL PIPELINES PLUS, L.L.C.
GLOBAL MOVIBLE OFFSHORE, L.L.C.
NORMAN OFFSHORE PIPELINES, L.L.C.
PIPELINES, L.L.C.
SUBTEC MIDDLE EAST LIMITED

By:	/s/ C. Andrew Smith
Name: C. Andrew Smith
Title: CFO

Acknowledgment and Reaffirmation of
Second Amended and Restated US Guaranty

ACKNOWLEDGMENT AND REAFFIRMATION OF
SECOND AMENDED AND RESTATED FOREIGN GUARANTY
Each of the undersigned (each a “Foreign Guarantor” and collectively the “Foreign Guarantors”) hereby (i) acknowledges receipt of a copy of the foregoing Waiver to Third Amended and Restated Credit Agreement dated as of November 3, 2010 among (a) GLOBAL INDUSTRIES, LTD., a Louisiana corporation, GLOBAL OFFSHORE MEXICO, S. DE R.L. DE C.V., a Mexican sociedad de responsabilidad limitada de capital variable, and GLOBAL INDUSTRIES INTERNATIONAL, L.L.C., a Louisiana limited liability company, in its capacity as general partner of GLOBAL INDUSTRIES INTERNATIONAL, L.P., a Cayman Islands exempted limited partnership, (b) the financial institutions parties thereto; and (c) CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK (formerly known as Calyon New York Branch), as administrative agent (in such capacity, the “Administrative Agent”) and (ii) reaffirms its obligations under the Second Amended and Restated Foreign Guaranty dated as of June 30, 2006 by the Foreign Guarantors in favor of the Administrative Agent for the benefit of the Beneficiaries (as defined therein).

GLOBAL INDUSTRIES INTERNATIONAL, L.P.

By: Global Industries International, L.L.C., its general partner

By:	/s/ C. Andrew Smith

Name:	C. Andrew Smith
Title:	CFO

GLOBAL OFFSHORE MEXICO, S. DE R.L. DE C.V.

By:	/s/ Russell Robicheaux

Name:	Russell Robicheaux
Title:	CAO & General Counsel

GLOBAL INTERNATIONAL VESSELS, LTD.
GLOBAL OFFSHORE INTERNATIONAL, LTD.

By:	/s/ C. Andrew Smith

Name:	C. Andrew Smith
Title:	CFO
Acknowledgment and Reaffirmation of
Second Amended and Restated Foreign Guaranty

GLOBAL INDUSTRIES OFFSHORE NETHERLANDS, BV
By:	/s/ C. Andrew Smith
Name:	C. Andrew Smith
Title:	CFO

By:
Name:
Title:

GIL MAURITIUS HOLDINGS, LTD.
By:	/s/ C. Andrew Smith
Name:	C. Andrew Smith
Title:	CFO

GLOBAL INDUSTRIES MEXICO HOLDINGS, S. DE R.L. DE C.V. GLOBAL VESSELS MEXICO, S. DE R.L. DE C.V. GLOBAL INDUSTRIES OFFSHORE SERVICES, S. DE R.L. DE C.V. GLOBAL INDUSTRIES SERVICES, S. DE R.L. DE C.V.
By:	/s/ Russell Robicheaux
Name:	Russell Robicheaux
Title:	CAO & General Counsel

Acknowledgment and Reaffirmation of
Second Amended and Restated Foreign Guaranty